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                                                                    EXHIBIT 10.1
                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT made this 6th day of June, 2001, between Active IQ Technologies, Inc., a Minnesota corporation ("Pledgor"), and the persons identified on Schedule A attached hereto (the "Pledgees"), as secured parties.

                              W I T N E S S E T H:

         WHEREAS, Pledgor and Pledgees have entered into that certain Stock Purchase Agreement (the "Purchase Agreement") of even date herewith for the purchase by Pledgor of all of the outstanding shares of common stock of Red Wing Business Systems, Inc. ("Red Wing") held by the Pledgees (the "Purchased Shares"); and

         WHEREAS, Pledgor has agreed to grant to the Pledgees a security interest in the Purchased Shares to secure the payment of certain obligations of Pledgor pursuant to Section 1.2(a) and (b) of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth herein, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Pledgor hereby grants to the Pledgees a security interest in all of Pledgor's right, title and interest in and to the Purchased Shares, together with all distributions, additions, substitutions or replacements for any of the foregoing property and together with proceeds of any and all of the foregoing property, each whether now owned or hereafter acquired (the "Collateral"), as security solely for the payment and performance of Pledgor's obligations to pay certain amounts pursuant to Section 1.2(a) and (b) of the Purchase Agreement (the "Secured Obligations").

         2. Pledgee's duty of care with respect to Collateral in their possession shall be deemed fulfilled if they exercise reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third party, exercises reasonable care in the selection of the bailee or other third party, and the Pledgees need not otherwise preserve, protect, insure or care for any Collateral. The Pledgees shall have no liability or responsibility to any third party for any action taken or omitted with respect to the Collateral on the direction of any third party.

         3. The Pledgees, in the name of Pledgor or otherwise, after the occurrence of an Event of Default, shall have the authority but shall not be obligated to exercise, any rights and remedies granted under any other agreement or applicable law, all rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law, including the right to receive all dividends or distributions with respect to, and to exercise all voting and other rights as a holder of, the Purchased Shares, and the right to offer and sell the Collateral. Until the
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occurrence of an Event of Default, Pledgor shall be entitled to receive all distributions and to exercise all voting rights with respect to the Purchased Shares.

         4. As used herein, the term "Event of Default" shall mean Pledgor's failure to satisfy its obligation to the make payments described in clauses (a) and (b) of Section 1.2 of the Purchase Agreement when due within ten (10) business days after written notice from the Pledgees.

         5. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonably and properly given if mailed at least 10 days before such disposition addressed to Pledgor at the following address: 601 Carlson Parkway, Suite 1500, Minnetonka, MN 55305.

         6. No delay or failure by the Pledgees in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Pledgees of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         7. This Agreement shall take effect when signed by Pledgor and each Pledgee.

         8. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, or sent by facsimile transmission with telephone confirmation, or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, or sent by facsimile transmission, or if mailed, three days after the date of mailing, as follows:

         If to Pledgor:             Active IQ Technologies, Inc.
                                    601 Carlson Parkway, Suite 1500
                                    Minnetonka, MN 55305
                                    Attention: Chief Executive Officer
                                    Telephone No.: (952) 449-5000
                                    Facsimile No.: (952) 449-5001

         With a copy to:            Maslon Edelman Borman & Brand, LLP
                                    3300 Wells Fargo Center
                                    90 South Seventh Street
                                    Minneapolis, Minnesota  55402-4140
                                    Attention: William Mower, Esq.
                                    Telephone No.: (612) 672-8358
                                    Facsimile No.: (612) 672-8397


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         If to the Pledgees:        Jon Isackson
                                    1830 Cherry Street
                                    Red Wing, MN  55066
                                    Telephone No.: (651) 388-2021
                                    Facsimile No.: (____) ___-____

                                    Mitzi Warrington
                                    19319 - 305th Street
                                    Red Wing, MN  55066
                                    Telephone No.: (651) 388-3987

         With a copy to:            Holst, Vogel, Erdmann & Vogel
                                    P.O. Box 39
                                    Red Wing, MN  55066
                                    Attention: Paul M. Zeig
                                    Facsimile No.:  (651) 288-2836


         9. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.

         10. This Agreement shall be governed by the laws of the State of Minnesota and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in such state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect any other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement in the creation and payment of the Secured Obligations.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.

                 INDIVIDUAL SIGNATURE PAGES FOR THE PLEDGOR AND
                  EACH PLEDGEE IDENTIFIED ON SCHEDULE A FOLLOW.


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                         RED WING BUSINESS SYSTEMS, INC.
                                PLEDGE AGREEMENT

                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned has duly executed this Pledge Agreement as of the date first above written.

                                     PLEDGOR:

                                     ACTIVE IQ TECHNOLOGIES, INC.

                                     By:      /s/ Kenneth W. Brimmer
                                        ---------------------------------
                                              Kenneth W. Brimmer
                                              Chief Executive Officer

SHAREHOLDERS:

/s/ Jon Isackson                             /s/ Charlie Pruitt
-----------------------------------          -----------------------------------
Jon Isackson                                 Charlie Pruitt

/s/ Mitzi Warrington                         /s/ George Vogel
-----------------------------------          -----------------------------------
Mitzi Warrington                             George Vogel

/s/ Marvin Miller                            /s/ Jerry O'Brien
-----------------------------------          -----------------------------------
Marvin Miller                                Jerry O'Brien

/s/ Steve Thompson                           /s/ Nick Rolfes
-----------------------------------          -----------------------------------
Steve Thompson                               Nick Rolfes

/s/ Larry Warrington                         /s/ Gladys Holst
-----------------------------------          -----------------------------------
Larry Warrington                             Gladys Holst

/s/ Jim Kelm                                 /s/ Bonnie Benda
-----------------------------------          -----------------------------------
Jim Kelm                                     Bonnie Benda

/s/ Barb Kelm                                /s/ Wilbur Cant
-----------------------------------          -----------------------------------
Barb Kelm                                    Wilbur Cant

/s/ Angela Warrington Healy                  /s/ Robert Fiss
-----------------------------------          -----------------------------------
Angela Warrington Healy                      Robert Fiss

/s/ Carol Dicke                              /s/ LeRoy Kimmes
-----------------------------------          -----------------------------------
Carol Dicke                                  LeRoy Kimmes

/s/ Tom Erdmann                              /s/ Mike Salisbury
-----------------------------------          -----------------------------------
Tom Erdmann                                  Mike Salisbury

/s/ Mark Machtemes                           /s/ Tom Guettler
-----------------------------------          -----------------------------------
Mark Machtemes                               Tom Guettler


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/s/ Stuart Warrington                        /s/ Mark Warrington
-----------------------------------          -----------------------------------
Stuart Warrington                            Mark Warrington

/s/ Carole Adams                             /s/ Tony Crawford
-----------------------------------          -----------------------------------
Carole Adams                                 Tony Crawford


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